UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21834

YORK ENHANCED STRATEGIES FUND, LLC
(Exact name of registrant as specified in charter)

767 Fifth Avenue, 17TH Floor New York, New York			10153
(Address of principal executive offices)			(Zip code)

The Corporation Trust Company 1209 Orange Street Wilmington, Delaware 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 300-1300

David M. Mahle Jones Day 222 East 41ST Street New York, New York 10017

Date of fiscal year end:	December 31, 2008

Date of reporting period:	December 31, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS.

YORK ENHANCED STRATEGIES FUND, LLC

Annual Report
December 31, 2008

YORK ENHANCED STRATEGIES FUND, LLC

Annual Report

December 31, 2008

February 24, 2009

Dear Investor:

Re: York Enhanced Strategies Fund, LLC (the "Company")

The Company had a net return of -42.00% in 2008.

Following a weak ending for the capital markets in 2007, the first half of 2008 began with a sharp sell-off in both the credit and equity markets. The first quarter was highlighted by the collapse of Bear Stearns which sent a panic through the capital markets and elevated concerns about the financial health and solvency of a number of U.S. and European financial institutions. Investors remained uneasy with the lack of transparency on bank balance sheets, the potential for additional credit-related write-downs and the longer term impact of a credit crunch. As fears of a financial system meltdown subsided with the Fed's rescue of Bear, the markets did rally early in the second quarter as corporate earnings were stronger than expected and most of the economic data that was released was relatively benign. However, investor hopes for a quick recovery faded as oil prices spiked, inflation continued to hurt the US consumer and banks tightened the availability of credit throughout the system. Consequently, the second quarter ended with both the credit and equity markets selling off.

The second half of 2008 started off with bank failures, additional write-downs in collateralized-debt-obligation portfolios, and a government-led bailout of Fannie Mae and Freddie Mac. By late summer fears of a global economic slowdown and a broad based financial crisis in the U.S. increased. In September, the collapse of institutions such as Lehman Brothers and Washington Mutual and the government takeover of AIG created a trading environment dominated by emotion and psychology, with limited emphasis on fundamental analysis and valuation. During October, the deteriorating economy and the credit crisis triggered the worst monthly performance for the S&P 500 stock index since the 1987 stock market crash, and distinguished October 2008 as the most volatile month in the history of the S&P 5001. The deleveraging of the global financial system continued to put extreme pressure on all credit related products causing spreads to reach all time highs. The dislocations in the credit markets created unprecedented opportunities but technicals remained daunting. Leveraged loans, in many cases, traded at 20% plus yields while high yield bonds, in some situations, were trading inside of the leveraged loans. Despite these anomalies, there remained substantial uncertainty as to when the de-leveraging pressures would abate and the impact of hedge fund redemptions on the credit markets would ease. Despite the continued negative economic news about mounting unemployment figures, plunging home sales and declining U.S. GDP, the overall credit markets generated a modest bounce at year-end following the government bailout of Citigroup and the automotive sector, along with the Federal Reserve's dramatic interest rate cut.

Unfortunately, the Company had more losers than winners for the year. Losses were spread across the portfolio with the Company's performance hurt particularly by less liquid positions on the private side. Our largest underperformers were our positions in Chrysler equity and debt securities as high oil prices and a weak consumer led to declining auto sales, particularly in the truck and SUV categories. The portfolio's private equity stake in Chrysler was marked down at year-end following the significant deterioration of the automotive sector in the fourth quarter. Additionally, we continued to write down our position in GMAC equity on the back of continued weakness within ResCap and their auto finance businesses. Another notable loss stemmed from the Company's position in credits that were leveraged to the US consumer. Specifically, we wrote down our position in the loans of 2-10 HBW which reported very weak numbers on the heels of a deteriorating housing market in the first half of the year. We also participated in the preferred equity offering of Citizens Republic, a Midwestern bank. Despite having sufficient capital after the capital raise to weather a substantial deterioration in its loan portfolio, it traded down in sympathy with most other smaller sized banks.

While the Company ended the year down, these losses were partially offset by gains driven largely from investments in event driven situations. During this time frame the Company continued to benefit from its

1 Measured by the number of days in the month in which the index closed up or down at least 4%.

investment in Enron, the bonds rallied in the first quarter on Citibank's $1.7B settlement pertaining to fraud claims by Enron's bankruptcy estate and continued to rise in the second half on speculation of the size of the last significant payout to creditors. Another top performer included the reorganized equity of Calpine, which rose as the company emerged from bankruptcy and natural gas prices continued to climb. The Company's investment in the equity of National City, the Cleveland-based commercial bank was also a top performer. The Company purchased the equity at a discount to market as part of a $7.0b capital raise designed to recapitalize National City's balance sheet. The Company's positions in the bonds of Intelsat also performed well as the largest global satellite services company, gained after the banks supporting its backstop facility sold their exposure at a discount and the company subsequently posted strong results.

We will continue to look for interesting near term opportunities in the credit space, allowing us to invest our capital while we await the upcoming corporate distressed cycle. We believe the deleveraging dynamic that is affecting the equity markets will accelerate in the corporate credit markets and create an environment where supply significantly exceeds demand. Consequently, we continue to reduce our risk profile where there is liquidity with the goal of redeploying this cash once there is more stability in the market and greater clarity on the overall impact of this deleveraging of the financial system on the economy. Furthermore, we expect these dislocations and the resulting economic slowdown to cause a meaningful increase in corporate defaults over the coming months. While this period is difficult to tolerate, we remain engaged and expect a wave of distressed credit opportunities over the next several months to rival the opportunities of past distressed cycles. We continue to hold a significant amount of cash, which is a reflection of both the current market volatility and our objective to pursue exceptional short and medium term opportunities that are available in these distressed markets. We plan to use a meaningful portion of our 20% cash position for opportunities in bank debt, but expect to allocate capital in a slow manner as this corporate credit implosion phase is likely to continue into 2009.

As always, we welcome your questions and comments.

Sincerely,

/s/ Jeffrey A. Weber

President

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2008

Total Investments by Sector:

The following table represents the Company's holdings by sector at December 31, 2008 as a percentage of net assets:

Consumer Cyclical	29.5%
Consumer Non-Cyclical	29.1
Industrial	26.8
Communications	22.9
Telecommunication Services	20.3
Financials	20.0
Health Care	13.6
Energy	9.7
Information Technology	6.4
Materials	0.1
178.4%

The following table represents the Company's short positions by sector at December 31, 2008 as a percentage of net assets:

United States Treasuries	(6.4)%
Industrial	(0.4)
(6.8)%

This letter is intended to assist shareholders in understanding how the Company performed during the year ended December 31, 2008. The views and opinions in this letter were current as of January 31, 2009. They are not guarantees of future performance or investment results and do not purport to be complete, and therefore should not be taken as investment advice.

Performance data quoted represents past performance, which is not a guarantee of future results. Future performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that common shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on distributions of Company common shares.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments

December 31, 2008

Par Value		Description	Value	Percentage of Net Assets
		FIXED INCOME SECURITIES
		COMMUNICATIONS
	$3,000,000	Hughes Networks Systems, 9.50%, due 4/15/14 #	$2,520,000
		Intelsat Corporation, ## #
	5,000,000	9.25%, due 8/15/14	4,650,000
	5,000,000	9.25%, due 6/15/16	4,550,000
	4,635,000	Jackson 9.50%, due 6/15/16	4,264,200
	3,000,000	Subsidiary Holding Co. Ltd., 8.50%, due 1/15/13	2,775,000
	2,905,000	Time Warner Telecom Holdings, Inc., 9.25%, due 2/15/14	2,324,000
		TOTAL COMMUNICATIONS	21,083,200	15.0%
		CONSUMER CYCLICAL
	1,000,000	Adelphia Communications Corp., 9.375%, due 11/15/09 *+#	21,700
	3,000,000	Delphi Corp., 6.50%, due 8/15/13 *+ #	52,500
	12,500,000	Leslie's Poolmart, 7.75%, due 2/1/13	10,500,000
	423,000	Michaels Stores, Inc., 11.375%, due 11/1/16	135,360
	1,500,000	Tenneco, Inc., 8.625%, due 11/15/14	570,000
		TOTAL CONSUMER CYCLICAL	11,279,560	8.0
		CONSUMER NON-CYCLICAL
		Altria Group, Inc.,
	5,000,000	8.50%, due 11/10/13	5,065,000
	5,000,000	9.70%, due 11/10/18	5,450,000
	3,500,000	Baker & Taylor, Inc., 11.50%, due 7/1/13 ## #	1,478,750
	1,960,000	Rite Aid Corp., 7.50%, due 3/1/17	1,274,000
		Select Medical Corp.,
	7,500,000	7.625%, due 2/1/15	3,975,000
	1,300,000	8.83438%, due 9/15/15 **#	689,000
	7,000,000	Vitamin Shoppe Industries, Inc., 9.64875%, due 11/15/12 **	4,900,000
		TOTAL CONSUMER NON-CYCLICAL	22,831,750	16.3
		ENERGY
	6,982,323	TXU Initial Term Loan B2, USDLIBOR plus 3.50%, due 10/10/14 #	4,922,538
		Enron Corp., *+#
	2,500,000	0.00% due 2/7/21	8,250
JPY	500,000,000	0.97%, expired maturity	—
EUR	10,000,000	4.375%, expired maturity	27,283
	$2,500,000	6.31%, expired maturity	9,000
	1,000,000	7.375%, expired maturity	—
	8,500,000	8.25%, expired maturity	—
	2,500,000	8.31%, expired maturity	8,250
GBP	1,500,000	8.75%, expired maturity	—
		TOTAL ENERGY	4,975,321	3.6
		FINANCIALS
	$10,000,000	Crum & Forster Holding Corp., 7.75%, due 5/1/17	7,050,000
GBP	4,350,000	Fixed-Link Finance BV, Series A1-X, 7.50%, due 2/2/09 **#	6,326,170
	$8,500,000	Countrywide 2007-SEA1 2A1, 0.76%, due 5/25/47 **#	3,320,168

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2008

Par Value		Description	Value	Percentage of Net Assets
		Ford Motor Credit Co.,
	$700,000	6.00%, due 1/20/15	$224,000
	366,000	6.52%, due 3/10/13	172,020
	500,000	7.90%, due 5/18/15 #	167,600
		Luminent Mortgage Trust, **#
	22	2006-4 P, 0.00%, due 5/25/46	—
	110,000,000	2006-4 X, 4.24%, due 5/25/46	1,724,950
	3,531,000	Mobile Satellite Ventures LP, 0.00%, due 4/1/13 ##++*	847,440
		TOTAL FINANCIALS	19,832,348	14.2%
		HEALTH CARE
		HCA, Inc.,
	9,000,000	6.95%, due 5/1/12	6,840,000
	4,000,000	7.875%, due 2/1/11	3,420,000
	2,000,000	9.25%, due 11/15/16 ##	1,760,000
		TOTAL HEALTH CARE	12,020,000	8.6
		INDUSTRIAL
		EuroTunnel Group UK PLC, #
EUR	1,438	3.00%, due 7/28/09	261,286
	1,657	3.00%, due 7/28/10	301,079
GBP	702	3.00%, due 7/28/10	133,386
	949	3.00%, due 7/28/10	180,318
		Delta Airlines, Inc., *+#
	$11,250,000	7.90%, due 12/15/09	361,125
	1,000,000	8.30%, due 12/15/29	32,100
	3,000,000	Neenah Foundry Co., 9.50%, due 1/1/17 #	1,500,000
		TOTAL INDUSTRIAL	2,769,294	2.0
		TELECOMMUNICATION SERVICES
	6,000,000	Alltel Corp., 7.00%, due 3/15/16	5,880,000
	1,000,000	Primus Telecommunications, Inc., 14.25%, due 5/20/11 #	197,500
		TOTAL TELECOMMUNICATION SERVICES	6,077,500	4.3
		TOTAL FIXED INCOME SECURITIES (COST — $132,891,195)	100,868,973	72.0
		LOAN PARTICIPATIONS AND TRADE CLAIMS
		COMMUNICATIONS
EUR	9,209,359	Kabel Deutschland, EURLIBOR plus 7.00%, due 11/12/14 (PIK) #	6,242,882	4.5
		CONSUMER CYCLICAL
		Coach America, #
	$5,297,119	Term Loan B, USDLIBOR plus 2.75%, due 4/20/14	2,860,444
	1,108,926	Letter of Credit, USDLIBOR plus 2.85%, due 4/20/14	598,820
	3,312,500	Baby Phat, 1st Lien Term Loan A, USDLIBOR plus 5.00%, due 7/18/11 #	2,583,750
		DaimlerChrysler Financial Services Americas LLC,
	4,000,000	2nd Lien, USDLIBOR plus 6.50%, due 8/3/13 #	980,000

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2008

Par Value	Description	Value	Percentage of Net Assets
$13,000,000	Fox & Hound Restaurant Group, 2nd Lien Term Loan B, USDLIBOR plus 9.25%, due 5/12/11 #	$10,530,000
3,940,000	Houghton Mifflin , Revolver, USDLIBOR plus 3.50%, due 12/12/13 #	2,167,000
	Laureate Education, Inc., #
4,291,019	Term Loan, USDLIBOR plus 3.25%, due 8/15/14	2,356,499
642,144	Delayed Draw Term Loan, USDLIBOR plus 3.25%, due 8/15/14	385,286
	NPC Group Inc., #
3,528,207	Term Loan B, USDLIBOR plus 3.00%, due 9/29/13	2,399,180
8,500,000	2nd Lien Term Loan, USDLIBOR plus 6.50%, due 9/29/14	5,270,000
	TOTAL CONSUMER CYCLICAL	30,130,979	21.5%
	CONSUMER NON-CYCLICAL
11,531,250	Jetro Holdings, USDLIBOR plus 2.50%, due 7/2/14 #	8,302,500
10,000,000	Wm. Wrigley Jr. Co., Term Loan B, USDLIBOR plus 3.50%, due 10/6/14 #	9,500,000
	TOTAL CONSUMER NON-CYCLICAL	17,802,500	12.7
	ENERGY
	ATP Oil & Gas, #
6,331,818	1st Lien B-1 Term Loan, USDLIBOR plus 5.25%, due 7/15/14	3,545,818
1,980,084	1st Lien B-2 Term Loan, USDLIBOR plus 5.25%, due 1/15/11	1,108,847
	Enron Corp., *+#
10,000,000	Trade Claim 13923	32,000
1,616,742	Trade Claim 99092	38,317
383,258	Trade Claim 99093	9,083
4,000,000	Trade Claim 99004	—
6,000,000	Trade Claim 11342 and 11141	—
11,016,146	Trade Claim 9314	—
25,000,000	Trade Claim 99191	62,500
6,478,000	Tenaska, 2nd Lien Term Loan, USDLIBOR plus 4.25%, due 12/15/14 #	3,781,856
	TOTAL ENERGY	8,578,421	6.1
	FINANCIALS
8,752,864	2-10 Home Buyers Warranty, 1st Lien Term Loan,
	USDLIBOR plus 5.50%, due 7/26/11 +#	700,229
8,200,596	Affirmative Insurance Holdings, Inc., Term Loan, USDLIBOR plus 3.50%, due 1/31/14 #	4,592,333
	TOTAL FINANCIALS	5,292,562	3.8
	HEALTH CARE
9,760,000	Premier Dental Services, Term Loan, USDLIBOR plus 5.50%, due 6/30/13 #	7,027,200	5.0
	INDUSTRIAL
15,000,000	Collins Industries, 2nd Lien Term Loan, USDLIBOR plus 6.25%, due 10/31/11 #	11,700,000
4,000,000	Dresser, Inc., 2nd Lien Term Loan, USDLIBOR plus 5.75%, due 5/4/15 #	2,120,000

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2008

Par Value		Description	Value	Percentage of Net Assets
		Navistar International Corp., #
	$533,333	Revolver, USDLIBOR plus 3.25%, due 1/19/12	$301,333
	1,466,667	Term Loan B, USDLIBOR plus 3.25%, due 1/19/12	828,667
	11,577,653	Precision Partners Holding Co., Term Loan B, Prime plus 5.50%, due 10/26/13 #	8,451,685
	2,571,784	Wastequip, Inc., Term Loan, 12.00%, due 2/15/15 #	1,491,635
		WW TDS, #
	4,000,000	1st Lien, USDLIBOR plus 2.75%, due 3/1/13	2,800,000
EUR	7,000,000	2nd Lien, EURLIBOR plus 6.00%, due 3/1/14	6,848,730
		TOTAL INDUSTRIAL	34,542,050	24.7%
		INFORMATION TECHNOLOGY
	$4,235,000	H3C Holdings Ltd., Term Loan B, USDLIBOR plus 3.00%, due 9/28/12 #	3,388,000
	1,970,000	NuVox, Inc., Term Loan B, USDLIBOR plus 3.25%, due 5/31/14 #	1,398,700
	9,405,000	One Communications Corp., USDLIBOR plus 4.00%, due 6/30/12 #	4,138,200
		TOTAL INFORMATION TECHNOLOGY	8,924,900	6.4
		TELECOMMUNICATION SERVICES
	6,560,000	Allegiance Telecom Liquidating Trust - B *+#	1,312,000
		Alltell Communications Inc., #
	8,418,383	Initial Tranche B-1 Term Loan, USDLIBOR plus 2.50%, due 5/16/15	8,313,156
	7,937,852	Initial Tranche B-2 Term Loan, USDLIBOR plus 2.50%, due 5/16/15	7,838,628
	4,111,741	Initial Tranche B-3 Term Loan, USDLIBOR plus 2.50%, due 5/16/15	4,101,461
		TOTAL TELECOMMUNICATION SERVICES	21,565,245	15.4
		TOTAL LOAN PARTICIPATIONS AND TRADE CLAIMS (COST — $202,658,612)	140,106,739	100.1
Number of Shares
		EQUITY SECURITIES (Unless otherwise noted)
		COMMUNICATIONS
	163,876	AboveNet, Inc. *	$4,752,404	3.4
		CONSUMER CYCLICAL
	1,001,485	Adelphia Recovery Trust Series ACC-1 INT *	10,015
	100	Time Warner Cable, Inc. (Class A)	2,145
		TOTAL CONSUMER CYCLICAL	12,160	—	^
		CONSUMER NON-CYCLICAL
CHF	25,000	Gate Gourmet Group Holdings, LLC Membership Units *#	150,000	0.1
		ENERGY
	$300,000	Enron Corp., 7.00% (Preferred shares) *+#	—
	479,200	Infinity Bio-Energy, Ltd. *	59,900
		TOTAL ENERGY	59,900	—	^

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2008

Par Value		Description	Value	Percentage of Net Assets
		FINANCIALS
	$12,836,181	Investment in Cerberus CG Investor, LLC *#	$1,334,963
	10,000,000	Investment in Cerberus FIM Investors LLC *#	320,000
	424,166	United Insurance Holdings Corp. *	1,102,832
	60,494	United Insurance Holdings Corp. (Warrants) *	18,148
		TOTAL FINANCIALS	2,775,943	2.0%
		INDUSTRIAL
EUR	1,583,893	Groupe EuroTunnel SA (Warrants) *	181,532	0.1
		MATERIALS
CAD	305,030	Gold Wheaton Gold Corp. *#	63,869
	152,515	Gold Wheaton Gold Corp. (Warrants) *	7,514
		TOTAL MATERIALS	71,383	0.1
		TELECOMMUNICATION SERVICES
		BCE, Inc.,
	25,000	4.65%, 8/1/11 (Preferred shares)	277,128
	20,000	6.64%, 3/24/08 (Preferred shares)	225,808
	30,000	6.174%, 12/1/10 (Preferred shares)	335,509
		TOTAL TELECOMMUNICATION SERVICES	838,445	0.6
		TOTAL EQUITY SECURITIES (COST — $40,468,328)	8,841,767	6.3
		TOTAL INVESTMENTS BEFORE INVESTMENTS SOLD SHORT (COST — $376,018,135)	249,817,479	178.4
		INVESTMENTS SOLD SHORT @
		FIXED INCOME SECURITIES
		United States Treasury Notes/Bonds,
	$(4,250,000)	2.75%, due 10/31/13	(4,568,750)
	(3,800,000)	4.00%, due 8/15/18	(4,398,500)
		TOTAL FIXED INCOME SECURITIES (PROCEEDS — $8,186,211)	(8,967,250)	(6.4)
Number of Shares
		EQUITY SECURITIES
		INDUSTRIAL
	(44,226)	Delta Air Lines, Inc. *	(506,830)	(0.4)
		TOTAL EQUITY SECURITIES (PROCEEDS — $396,371)
		TOTAL INVESTMENTS SOLD SHORT (PROCEEDS — $8,582,582)	(9,474,080)	(6.8)
		TOTAL INVESTMENTS, NET OF INVESTMENTS SOLD SHORT	240,343,399	171.6
		OTHER LIABILITIES IN EXCESS OF ASSETS	(100,301,209)	(71.6)
		NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$140,042,190	100.0%

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2008

Notes to Portfolio of Investments:

*  Non-income producing security.

**  Reflects rate at December 31, 2008 on variable rate instruments.

#  Securities are valued at fair value per policies adopted by the Board of Directors. At December 31, 2008, $183,305,165 of securities were fair valued, representing 130.9% of net assets applicable to common shareholders.

##  Security is issued under Rule 144A and may be subject to certain restrictions as to resale. Unless otherwise noted, security is deemed liquid.

+  Issuer in default. At December 31, 2008, securities with a value of $2,674,337 were in default, representing 1.9% of net assets applicable to common shareholders.

++  Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.

@  Cash collateral in the amount of $15,402,226 has been pledged to cover the Company's open short positions.

^  Less than 0.1%

PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
EURLIBOR — London Inter-Bank Offer Rate (Denominated in Euro currency)
USDLIBOR — London Inter-Bank Offer Rate (Denominated in USD currency)

Currency Type Abbreviations:

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

Unfunded Loan Commitments

As of December 31, 2008, the Company had the following unfunded loan commitment of $6,060,000, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Cost	Fair Value
Houghton Mifflin, Undrawn Revolver, B(1)	$6,060,000	$730,800	$(2,727,000)

(1)  The credit rating as reported by Standard & Poor's represents the current payment/performance risk of the outstanding commitment.

At December 31, 2008 the Company had sufficient cash and/or liquid securities to cover the commitment under this contract.

FORWARD FOREIGN CURRENCY CONTRACTS

York Enhanced Strategies Fund, LLC had the following open forward foreign currency contracts as of December 31, 2008:

	Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation)
British Pound	4,822,000	USD	7,366,126	3/18/09	$444,160
Canadian Dollar	1,999,000	USD	1,623,396	3/18/09	3,722
Euro	7,385,000	USD	10,067,971	3/18/09	(170,699)
Euro	4,903,000	USD	6,685,241	3/18/09	(112,185)
Swiss Franc	625,000	USD	540,330	3/18/09	(47,359)
					$117,639

Currency Type Abbreviations:

USD —  United States Dollar

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Assets and Liabilities

December 31, 2008

Assets
Investments — at value (cost $376,018,135)	$249,817,479
Cash at bank	51,089,324
Cash collateral	15,402,226
Foreign cash at bank (cost $1,367)	1,363
Cash due from broker	10,989,807
Receivable for investments sold	6,814,370
Interest and dividends receivable	4,579,311
Debt issuance costs, net of accumulated amortization of $2,270,633	3,537,341
Preferred shares offering costs, net of accumulated amortization of $1,064,188	1,657,463
Reclaims receivable	514,192
Unrealized appreciation on forward foreign currency contracts	447,882
Other Assets	245,852
345,096,610
Liabilities
Series A-1 Preferred Stock, $1,000 liquidation value per share applicable to 108,999 outstanding shares (108,999 shares authorized)	108,999,000
Senior revolving notes payable	67,000,000
Series A-2 Preferred Stock, $1,000 liquidation value per share applicable to 1 outstanding share (1 share authorized)	1,000
Income distributions payable on common shares	14,221,036
Payable for securities sold short (proceeds of $8,582,582)	9,474,080
Fair value of unfunded loan commitments (cost $730,800)	2,727,000
Management fees payable	1,188,694
Payable for investments purchased	467,400
Unrealized depreciation on forward foreign currency contracts	330,243
Professional fees payable	311,289
Dividends payable on term preferred shares	111,241
Interest payable on senior revolving notes	71,355
Commitment fees payable	13,244
Accrued expenses and other payables	138,838
205,054,420
Net assets applicable to common shareholders	$140,042,190
Net asset value per common share ($140,042,190/331,919 common shares outstanding)	$421.92
Composition of net assets applicable to common shareholders
Common stock, $0.01 par value	$3,319
Paid-in capital	312,578,079
Distributions in excess of net investment income	(10,435,211)
Accumulated net realized gain (loss)	(33,100,374)
Unrealized appreciation/(depreciation) on:
Investments and unfunded loan commitments	(129,088,354)
Forward foreign currency contracts and translations	84,731
Net assets applicable to common shareholders	$140,042,190

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Operations

For the Year ended December 31, 2008

Investment income
Interest	$37,112,606
Dividends (net of foreign withholding taxes of $6,650)	2,455,185
Total Income	39,567,791
Expenses
Management fee (Note 3)	5,022,911
Dividend expense incurred (reversed) on special share (Note 3)	(13,859,904)
Professional fees	837,105
Amortization of debt issuance costs (Note 2)	727,306
Amortization of offering costs (preferred shares) (Note 2)	340,786
Insurance expense	332,453
Directors' fees and expenses (Note 3)	290,625
Administration and transfer agent fees	214,539
Commitment fees (senior debt) (Note 1)	182,356
Custodian fees	118,693
Other expenses	216,264
Expenses before interest expense and dividend distributions to term preferred shareholders	(5,576,866)
Interest expense (Note 1)	4,797,780
Dividend distributions to term preferred shareholders from net investment income	4,219,200
Total expenses	3,440,114
Net investment income	36,127,677
Realized and unrealized gain (loss) on investments, unfunded loan commitments and foreign currency transactions:
Net realized gain (loss) on:
Investments, including the results of foreign currency exchanges	(41,110,835)
Short sale transactions	8,842,499
Foreign currency transactions	2,546,861
Net realized loss	(29,721,475)
Net change in unrealized appreciation (depreciation) of:
Investments, including the results of foreign currency exchanges and unfunded loan commitments	(122,851,429)
Short sales	(891,498)
Forward foreign currency contracts and translations	865,624
Net change in unrealized depreciation	(122,877,303)
Net realized and unrealized loss on investments, unfunded loan commitments, foreign currency transactions, forward foreign currency contracts and translations	(152,598,778)
Net decrease in net assets applicable to common shareholders resulting from operations	$(116,471,101)

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statements of Changes in Net Assets

	Year ended December 31,
	2008	2007
Increase (decrease) in net assets from operations:
Net investment income	$36,127,677	$19,068,525
Net realized gain (loss)	(29,721,475)	31,050,629
Net change in unrealized depreciation	(122,877,303)	(31,652,575)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(116,471,101)	18,466,579
Distributions to common shareholders from:
Net investment income	(31,726,810)	(28,852,391)
Net realized gains	(2,972,401)	(26,809,662)
Total distributions	(34,699,211)	(55,662,053)
Net decrease in net assets applicable to common shareholders	(151,170,312)	(37,195,474)
Net assets applicable to common shareholders — Beginning of year	291,212,502	328,407,976
Net assets applicable to common shareholders — End of year (including distributions in excess of net investment income of $(10,435,211) and ($18,786,915), respectively)	$140,042,190	$291,212,502

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Cash Flows
For the Year ended December 31, 2008

Cash flows from operating activities:
Net increase (decrease) in net assets applicable to common shareholders from operations	$(116,471,101)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales and maturities of long-term investments	576,395,945
Net short term investment purchases and sales transactions	3,829,062
Proceeds from securities sold short	28,236,011
Cover short sale transactions	(11,033,066)
Purchases of long-term investments	(447,190,188)
Net change in unrealized depreciation of investments and short sales	123,742,927
Net realized loss on investments and short sales	32,268,336
Increase in unrealized appreciation on forward foreign currency contracts and translations	(865,624)
Accretion/amortization of discounts and premiums, net	(2,630,753)
Increase in cash due from broker	(4,887,581)
Amortization of debt issuance costs	727,306
Amortization of offering costs (preferred shares)	340,786
Decrease in interest and dividends receivable	3,267,918
Increase in other assets	(156,107)
Increase in reclaims receivable	(514,192)
Decrease in deferred placement fees payable	(1,596,375)
Decrease in accrued dividend payable on special share	(13,859,904)
Decrease in management fee payable	(3,600,431)
Decrease in dividends payable on term preferred shares	(113,023)
Increase in commitment fees payable	9,044
Decrease in interest payable on notes	(268,255)
Decrease in professional fees payables	(60,288)
Increase in undrawn loan commitments payable	2,578,472
Decrease in accrued expenses and other payables	(278,321)
Net cash provided by operating activities	167,870,598
Cash flows from financing activities:
Distributions to common shares	(53,767,593)
Decrease in senior revolving notes payable	(95,000,000)
Net cash used in financing activities	(148,767,593)
Net increase in cash	19,103,005
Cash at beginning of year	47,389,908
Cash at end of year	$66,492,913
Supplemental disclosure of cash flow information:
Interest paid on notes during the fiscal year	$5,066,035
Dividends paid to term preferred shareholders	$4,846,415

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Financial Highlights

	Year ended December 31,			For the Period from November 17, 2005* to
	2008	2007	2006	December 31, 2005
Selected data for a common share outstanding throughout the period.
Net asset value, beginning of period	$877.36	$989.42	$926.57	$1,000.00
Increase (decrease) in net assets from operations:
Net investment income (loss)**	108.84	57.45	19.73 (4)	(5.40)
Net realized and unrealized gain (loss) on investments**	(459.74)	(1.81)	107.57	0.58
Net increase (decrease) in net assets applicable to common shareholders from operations	(350.90)	55.64	127.30	(4.82)
Distributions to common shareholders from:
Net investment income	(95.59)	(86.93)	(38.62)	—
Net realized gains	(8.95)	(80.77)	(25.83)	—
Total distributions	(104.54)	(167.70)	(64.45)	—
Common shares placement and offering costs charged to paid-in capital	—	—	—	(68.61)
Net asset value, end of period	$421.92	$877.36	$989.42	$926.57
Total return per common share	(42.00)%	5.39%	13.74%	(7.34	)%^
Percentages and supplemental data:
Net assets, end of period (000's)	$140,042	$291,213	$328,408	$150,568
Ratios to average net assets applicable to common shareholders (Note 1):
Expenses (excluding interest expense and preferred share distributions)	-2.22%	4.19%	7.19%	8.80	%(1)
Expenses (including interest expense and preferred share distributions)	1.37%	9.24%	9.85%	N/A
Expenses (including interest expense and preferred share distributions, but excluding dividend expense on special share)	6.89%	7.74%	6.00%	N/A
Net investment income (loss) (excluding interest expense and preferred share distributions)	17.98%	11.21%	4.10%	(4.83	)%(1)
Net investment income (including interest expense and preferred share distributions)	14.39%	6.15%	1.44%	N/A
Net investment income (including interest expense and preferred share distributions, but excluding dividend expense on special share)	8.87%	7.65%	5.29%	N/A
Asset coverage per preferred share (2)	$2,899	$5,158	$6,999	—
Liquidation and market value per preferred share	$1,000	$1,000	$1,000	$1,000
Asset coverage per $1,000 of senior revolving note (3)	$4,717	$3,470	$3,532	—
Liquidation value of preferred shares outstanding (000's)	$109,000	$109,000	$81,750	$1
Aggregate principal amount of senior revolving notes outstanding (000's)	$67,000	$162,000	$162,000	—
Portfolio turnover rate	110%	155%	159%	14	%^

  *  Commencement of operations.

  **  Per share amounts are based upon the average number of common shares outstanding.

  ^  Not annualized.

  (1)  Annualized

  (2)  Asset coverage per preferred share equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by the total number of preferred shares outstanding at the end of the period.

  (3)  Asset coverage per $1,000 of senior revolving note equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by principal amount at the end of the period times $1,000.

  (4)  The 2006 dividend distributions to term preferred shareholders from net investment income and capital gains has been reclassified into investment income to conform with the 2007 presentation.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements
December 31, 2008

1. Organization, Investment Objective and Capitalization Structure:

York Enhanced Strategies Fund, LLC (the "Company"), a Delaware limited liability company, is registered as a non-diversified closed-end management investment company under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"). The Company received its initial funding on November 17, 2005 (the "Closing Date") in connection with a private offering of its shares to qualified investors and commenced operations immediately thereafter. The term of the Company is ten years, unless extended for up to two separate one-year periods, at the option of the common shareholders.

The Company was formed with a focus primarily on credit-oriented investments in both the United States and Europe, while also selectively targeting equity opportunities. The Company's objective is to realize compelling risk-adjusted returns that are uncorrelated to price changes in the public markets. The Company invests in less liquid investments, such as mezzanine financing, bank loans, equity securities, rescue financing and bridge financing transactions.

The Company is authorized to issue common shares ("Common Shares") in the amount of $325,000,000 (the "Common Commitments"), Series A-1 floating rate term preferred shares (the "Term Preferred Shares") in the amount of $108,999,000 (the "Preferred Commitments"), one Series A-2 preferred share (the "Special Share") in the amount of $1,000, and debt (the "Notes") in the amount of $216,000,000 (the "Debt Commitments") (together, $650,000,000 of "Capital Commitments"). The Company has the ability to draw the Debt Commitments at various times. At December 31, 2008, $324,943,700 of the Common Commitments, $108,999,000 of the Term Preferred Commitments, the $1,000 Special Share, as well as $67,000,000 of the Debt Commitments had been drawn.

York Enhanced Strategies Feeder Fund, a Delaware statutory trust, and York Enhanced Strategies Feeder Fund (Cayman) Ltd., a Cayman Islands exempted company (together, the "Feeder Funds"), have been established as entities whose sole investment is in Common Shares of the Company and at December 31, 2008 owned 47.4% and 22.2%, respectively, of the Company's issued and outstanding Common Shares. Shares of these Feeder Funds were offered and sold to investors both inside and outside the United States.

Term Preferred Shares

The Term Preferred Shares have a liquidation preference of $1,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not declared). Such shares rank on parity with the Special Share as to the payment of dividends and distributions of assets upon liquidation, rank junior to any borrowings and other debts and expenses of the Company, including the Notes, and rank senior to the Common Shares as to distributions of assets and payment of dividends. Holders of the Term Preferred Shares and the Special Share, voting separately as a class, are entitled to elect two of the Company's Directors. On all other matters, holders of the Term Preferred Shares, Special Share and Common Shares vote together as a single class, with one vote for each share. At December 31, 2008, 108,999 Term Preferred Shares were outstanding.

The Term Preferred Shares have a dividend rate equal to LIBOR plus 0.30%, reset at the beginning of each quarterly rate period, plus an additional amount, if applicable, which approximates the U.S. withholding tax payable by any holder of the Term Preferred Shares with respect to such dividend. For the year ended December 31, 2008, the average dividend rate was 3.53%.

The Term Preferred Shares are subject to mandatory redemption on November 15, 2013, which is extendable for up to two one-year periods with the approval of both the holders of at least 75% of the shares then outstanding and the credit enhancer (as defined below), at a redemption price of $1,000 per share plus accumulated but unpaid dividends thereon. Additionally, under certain conditions, the Company may be required to either redeem certain of the Term Preferred Shares or repay indebtedness, at the Company's option. Such conditions include failure by the Company to maintain adequate collateral as required by the terms of the Notes or by the Statement of Preferences of the Term Preferred Shares, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. The Term Preferred Shares are redeemable at the option of the Company, subject to certain provisions, at any time after the five-year anniversary of their initial issuance provided no less than 10% of the Term Preferred Shares remain outstanding.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2008

Commitment fees of 0.10% per annum are accrued on the unissued Term Preferred Shares with respect to the Preferred Commitments and amounted to $0 for the year ended December 31, 2008, since the Term Preferred Shares have been fully drawn.

Payment of dividends, the above commitment fees, and the redemption price on the final mandatory redemption date are guaranteed under a preferred shares insurance policy obtained from an insurance company (the "credit enhancer"), the premiums of which are 0.30% per annum on the redemption value of issued Term Preferred Shares and 0.10% per annum on the Preferred Commitments for unissued Term Preferred Shares. These premiums are included in insurance expenses in the Statement of Operations. In the event the Company fails to make dividend payments on the Term Preferred Shares, the credit enhancer has certain rights, which if asserted, may have a detrimental effect on the Company and its common shareholders, including but not limited to the right to appoint additional directors such that their appointees comprise a majority of the Board of Directors.

Special Share

The Special Share is redeemable at the option of the Company, in whole or in part, at any time after the termination for any or no reason pursuant to the Investment Management Agreement in an amount equal to $1,000 plus accumulated and unpaid dividends. The Special Share is entitled to dividends as described in Note 3. During the year ended December 31, 2008, the Special Share was not entitled to a dividend. At December 31, 2008, 1 Special Share was outstanding.

Notes

The Company has entered into a senior revolving note purchase agreement with certain holders, which provides for the issuance of Notes in the amount of the Debt Commitments. Amounts drawn under the Notes may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the drawdown criteria. The Notes mature November 15, 2013, subject to extension at the option of the holders of 100% of the outstanding principal amount of the Notes for two 12-month periods. At December 31, 2008, $67,000,000 aggregate principal amount of the Notes was outstanding. During 2008, the Company paid down $95,000,000 of the Notes.

The outstanding principal amount of the Notes bears interest at a rate per annum of LIBOR plus 0.40%, payable quarterly in arrears. For the year ended December 31, 2008, the average interest rate was 3.63%. At December 31, 2008, the interest rate on the Notes was 2.40%. A commitment fee accrues on the undrawn amount of the Debt Commitments at a rate per annum of 0.20%, payable quarterly. For the year ended December 31, 2008, the Company expensed $182,356 in commitment fees on the Debt Commitments of which $13,244 was payable at December 31, 2008.

The agreements related to the Notes and Term Preferred Shares have covenants, which if not maintained, may cause a default and/or give these holders or other parties various rights, which if asserted, can have a detrimental effect on the Company and its common shareholders.

Subject to the terms of a pledge and inter-creditor agreement, the Company has pledged substantially all the Company's assets as collateral for its obligations due under the Notes and the credit enhancement for the Term Preferred Shares.

Administrative Expense Limit

The Company, pursuant to the Indenture governing the Notes, is subject to an administrative expense limit of 2% of the investment portfolio including cash of the Company. For the year ended December 31, 2008, the Company did not exceed this limit.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Net Asset Value Calculation — The net asset value ("NAV") per Common Share of the Company is calculated as of the last business day of each calendar quarter and on such other dates as determined by York Enhanced Strategies

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2008

Management, LLC, a New York limited liability company ("York" or "the Investment Manager") or the Board of Directors.

Cash — Cash in the Statement of Cash Flows comprises cash on hand including cash collateral and foreign cash at bank.

Security Valuation — Investments in securities traded on a nationally recognized securities exchange or over-the-counter market will generally be valued at the closing price on such exchange or market. Securities not traded on a nationally recognized securities exchange or over-the-counter market are recorded at their fair value as determined in good faith by the Investment Manager, in consultation with the valuation committee, pursuant to valuation procedures approved by the Board of Directors. Such procedures consider prices obtained from one or more brokerage firms or financial institutions making markets in these instruments. The market for such investments may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Also, there may be only a single or limited number of market makers for certain of the Company's investments. Accordingly, the market for such investments may be thinly traded and prices quoted may be more volatile than would be the case with more established markets. Because of the inherent uncertainty of valuation, estimated fair values do not necessarily represent amounts that might be ultimately realized, since such amounts depend on future circumstances, and the differences could be material.

Forward currency contracts are valued based upon quoted market prices.

Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which with accrued interest, approximates fair value.

The Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurement ("FAS 157") as of January 1, 2008, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. FAS 157 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments and liabilities at fair value.

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments and other financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.

Level I — Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments which would generally be included in Level I include listed equities and other listed securities. As required by FAS 157, the Company does not adjust the quoted price for these investments.

Level II — Pricing inputs that are other than quoted prices in active markets included within Level I including quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, inputs other than quoted prices that are observable for the investment (e.g. credit spreads, yields) and inputs that are derived from or corroborated by observable market data by correlation. Investments which are generally included in this category include less readily marketable and restricted equity securities, forward contracts, total return swaps and certain corporate bonds.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable-market data for comparable performance or valuation measures (earnings multiples, yield to maturities, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation process. Investments where the Company obtained independent third party valuations or multiple broker quotes may fall into this level.

Level III investments are fair valued with a variety of inputs such as broker and counterparty quotes, pricing services, independent third-party valuation firms, and valuation models. The valuation models are built with

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2008

different approaches (yield analysis, enterprise value, etc) depending on the particular company and industry. The types of investments which would generally be included in this category include equity and/or debt securities issued by private entities, certain corporate bonds, and bank debt.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Company's investments and financial instruments carried at fair value:

	Investments in Securities/ Securities Sold Short		Other Financial Instruments*
Valuation inputs	Assets	Liabilities	Assets	Liabilities
Level 1 — Quoted prices	$6,972,935	$506,830	$—	$—
Level 2 — Other significant observable inputs	59,539,379	8,967,250	447,882	330,243
Level 3 — Significant unobservable inputs	183,305,165	—	—	2,727,000
Total	$249,817,479	$9,474,080	$447,882	$3,057,243

  *  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as forwards, which are valued at the unrealized appreciation/depreciation on the instrument and unfunded loan commitment.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$484,157,913	$(148,528)
Realized gain (loss), net	(19,542,506)	23,877
Change in unrealized appreciation (depreciation), net	(91,497,627)	(1,996,200)
Accretion (amortization) of discounts/premiums, net	246,308	—
Net purchases (sales)	(152,548,135)	(606,149)
Transfers in and/or out of Level 3**	(37,510,788)	—
Balance as of 12/31/08	$183,305,165	$(2,727,000)

  **  Transfers are calculated based on the beginning of period values.

Net change in unrealized appreciation (depreciation) of investments still held as of 12/31/08	$(99,957,968)

Foreign Currency Translations — Assets and liabilities denominated in foreign currencies are reflected on the Statement of Assets and Liabilities at their U.S. dollar spot values as of the financial statement date. Gains and losses attributed to changes in the value of foreign currencies for specific investments are reflected on the Statement of Operations as a component of realized and unrealized gain/loss on investment.

Security Transactions — Security transactions are accounted for on trade date for financial reporting purposes (the date on which the order to buy or sell is executed). Realized gains and losses on sales of securities are determined based on the identified cost of securities sold, generally using the highest cost method.

Loans and Other Direct Debt Instruments — The Company may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the Company to supply additional cash to the borrower on demand. At December 31, 2008, the Company had unfunded loan commitments of $6,060,000, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the Company. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The unfunded commitment is marked to fair value and included as a liability on the Statement of Assets and Liabilities.

Investment Income and Expenses — Interest income is recognized on an accrual basis, increased by the accretion of discount and decreased by the amortization of premium using the effective yield method. Dividend income is recognized on the ex-dividend date, net of applicable withholding taxes. Interest expense is recognized on an accrual basis. Dividend expense on securities sold short is recognized on the ex-dividend date.

Offering and Placement Costs — Costs incurred by the Company in connection with the offering of the Common Shares, including those issued to the Feeder Funds, were recorded as a reduction of paid-in capital applicable to

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2008

common shares. Costs incurred in connection with the offering of the Term Preferred Shares have been recorded as preferred shares offering costs, an asset on the Statement of Assets and Liabilities. Such costs are amortized on a straight-line basis from the Closing Date to their mandatory redemption date. The effect of using the straight-line method rather than the interest method is not expected to materially affect the Company's operating results.

Debt Issuance Costs — Costs incurred in connection with placing the Company's Notes have been recorded as debt issuance costs and are amortized on a straight-line basis from the Closing Date to the expected maturity date of the Notes. The effect of using the straight-line method rather than the interest method is not expected to materially affect the Company's operating results.

Federal Income Taxes — The Company has elected to be treated as a regulated investment company ("RIC") for U.S. Federal income tax purposes. It intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for Federal income tax has been made. However, the Company could be restricted from making distributions necessary to qualify as a RIC due to certain asset coverage ratio requirements under the 1940 Act and financial covenants under the terms of the Term Preferred Shares and Notes. There can also be no assurance that the Company's distributions, including but not limited to any dividend on the Special Share, may not be considered preferential and not meet the annual distribution requirements of a RIC. If the Company fails to qualify as a RIC, the resulting corporate income tax could substantially reduce the Company's net assets and distributions.

At December 31, 2008, the Federal income tax cost basis of securities was $380,686,592 and, accordingly, net unrealized depreciation for Federal income tax purposes was $130,869,113 of which $4,994,399 related to appreciated securities and $135,863,512 related to depreciated securities.

Dividends and Distributions to Common and Preferred Shareholders — Dividends and distributions are recorded on the ex-dividend date. The amount and character of income and capital gains distributions to be paid by the Company are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature. Timing differences are primarily due to the timing of the deductibility of certain expenses such as organizational costs, debt issuance costs, as well as wash sales, forward foreign currency contracts, straddles, Post-October losses, partnership adjustments and accrued dividends on preferred shares. Permanent differences are primarily due to differing treatments of paydown gain (loss), foreign currency gain (loss) and preferred stock offering costs, and resulted in a decrease to distributions in excess of net investment income of $3,950,837, an increase to accumulated realized loss of $3,610,051 and a decrease in paid-in capital to common shareholders of $340,786 at December 31, 2008.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets and the Statement of Operations due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid to common shareholders and holders of Term Preferred Shares during 2008 from ordinary income and long-term capital gain were as follows:

	Common Shares	Term Preferred Shares
Ordinary income	$32,077,664	$4,219,200
Long-term capital gains	2,621,547	—

The tax character of distributions paid to common shareholders and holders of Term Preferred Shares during 2007 from ordinary income and long-term capital gain were as follows:

	Common Shares	Term Preferred Shares
Ordinary income	$53,338,686	$5,533,279
Long-term capital gains	2,323,367	545,470

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2008

At December 31, 2008, the components of accumulated losses on a tax basis were as follows:

Unrealized Appreciation/ (Depreciation)	Accumulated Net Realized Gain/(Loss)	Other Temporary Differences
$(133,789,719)	$(28,431,917)	$(10,317,572)

These numbers differ from those in the composition of net assets on the Statement of Assets and Liabilities for reasons mentioned above.

Capital losses incurred after October 31 ("post-October" capital losses) within the taxable year are deemed to arise on the first business day of the Company's next taxable year. The Company deferred post-October capital losses in the amount of $8,905,163 during 2008.

As of December 31, 2008, the Company had a capital loss carryforward for tax purposes of $19,526,754 which expires on December 31, 2016.

Management has analyzed the Company's tax positions taken or expected to be taken on its federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax expense for unrecognized tax benefits would be required in the Company's financial statements. The Company's federal and state income and federal excise tax returns for tax years 2005, 2006, 2007 and 2008 are subject to examination by the Internal Revenue Service and state departments of revenue.

Indemnifications — Under the Company's organizational documents, its officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts with service providers that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

New Accounting Pronouncements — In March 2008, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

In May 2008, FASB released Statement of Financial Accounting Standards No. 162, The Hierarchy of Generally Accepted Accounting Principles ("FAS 162"). FAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). FAS 162 is effective January 14, 2009. At this time, management is evaluating the implications of FAS 162 and its impact on the financial statements has not yet been determined.

In April 2009, the Financial Accounting Standard Board ("FASB") issued FASB Staff Position 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4") and is effective for interim and annual periods ending after June 15, 2009. FSP 157-4 provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The FSP also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. FSP 157-4 requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Company's financial statements and disclosures.

In May 2009, FASB released FASB Statement No. 165, Subsequent Events ("FAS 165"). The objective of this statement is to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The application of FAS 165 is

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2008

required for interim or annual financial periods ending after June 15, 2009. At this time, management is evaluating the implications of FAS 165 and its impact on the financial statements has not yet been determined.

3. Management Fees and Other Transactions with Affiliates:

Management Fee — York is the investment manager to the Company. Pursuant to the Investment Management Agreement, the Company pays York as partial compensation for all services rendered a fee ("Management Fee"), payable quarterly, at a rate currently equal to 1.00% per annum of the Management Fee Capital as of each calendar quarter end. Since 2007, Management Fee Capital is the quarter-end value of the Company's investments portfolio (including cash). Prior to January 1, 2008, the Management fee rate was 0.75% per annum of the Management Fee Capital.

Additionally, as holder of the Special Share, York is entitled to contingent dividends (the "Carried Interest") equal to the greater of 1) $40 per year and 2) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the Common Shares (excluding any distribution relating to the original capital payment made for the Common Shares) exceed a 2% quarterly weighted average return on undistributed net assets attributable to the Common Shares until York has received from the Company an amount equal to 20% of the aggregate cumulative distributions of net income and gain to the holders of the Common Shares. This 2% quarterly weighted average return on undistributed capital is cumulative (but not compounded) up to an aggregate of 8% per year. Thereafter, the Special Share is entitled to 20% of the additional distributions and distributable dividends and gains, so long as the cumulative dividends to the Common Shares are at least 80% of the total cumulative dividends.

Even if the thresholds that would entitle a payment of the Carried Interest to York are not met, the Company accrues for the Carried Interest on its cumulative net investment income and cumulative net gain on investments, including unrealized gains on investments, distributable to the holders of the Common Shares. As of December 31, 2008, York did not meet the threshold for a Carried Interest payment. Accordingly, as of and for the year ended December 31, 2008, York has not earned, and the Company has no obligation for, any Carried Interest. Therefore, the accrued, but not earned, Carried Interest at December 31, 2007, which was reflected as accrued dividend payable on special share, was reversed during the year ended December 31, 2008 and is reflected as a dividend expense reversed on Special Share in the Statement of Operations.

Directors' Fees — Certain officers and a Director of the Company are also officers of York or its affiliates. The Company does not pay any compensation directly to its officers or Directors who are directors, officers or employees of York or its affiliates.

Affiliated Shareholders — Included in net assets applicable to common shareholders is approximately $10,772,000 attributable to affiliates of York.

4. Investment Transactions:

During the year ended December 31, 2008, the Company made purchases and sales totaling $463,002,942 and $609,946,912, respectively, of investment securities excluding U.S. Government securities and short-term investments.

5. Investment Risks:

The Company's investment activities expose it to various types of risk, both on and off balance sheet, which are associated with the financial instruments and markets in which it invests. These financial instruments expose the Company to varying degrees to elements of credit, market, interest rate, currency, liquidity and short sale risk. The Investment Manager actively monitors and seeks to manage these risks by employing various strategies. In addition, it is the policy of the Company to transact the majority of its securities and contractual commitment activity with broker-dealers, banks and regulated exchanges that the Investment Manager considers to be well established.

Credit risk — Credit risk represents the potential loss that the Company would incur if the counterparties failed to perform pursuant to the terms of their obligations to the Company. The Company minimizes its exposure to credit risk by conducting transactions with established and reputable brokers and financial institutions.

The clearing and depository operations for the Company's securities transactions as well as execution of forward currency contracts are provided by The Bank of New York Mellon and Goldman Sachs Group, Inc. The Company is subject to credit risk should The Bank of New York Mellon or Goldman Sachs Group, Inc. be unable to fulfill their obligations.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2008

The Company invests in defaulted securities as well as lower rated and comparable quality unrated high yield securities. Investments in defaulted and other high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher quality rated securities. The risk of loss may be significantly greater for holders of defaulted and high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Investment in debt exposes the Company to the risk that an issuer will default on the payment of interest, principal or both. The extent of the Company's exposure to credit risk in respect of these financial assets approximates their carrying value as recorded in the Company's Statement of Assets and Liabilities.

Interest rate risk — The Company is exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows.

Currency risk — The Company invests in assets or has liabilities denominated in currencies other than its reporting currency, the United States Dollar. Consequently, the Company is exposed to risks that the exchange rate of the United States Dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Company's assets or liabilities which are denominated in currencies other than the United States Dollar. The Company enters into forward foreign currency contracts to minimize this currency risk.

Liquidity risk — Securities in which the Investment Manager is authorized to invest include securities for which there is a relatively inactive trading market. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange or for which there is an active over-the-counter market. The market for such securities may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Such illiquidity may adversely affect the timing or value on liquidation of portfolio assets.

Short sale risk — The Company may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. Due to the nature of a short sale, the potential for loss is unlimited. The initial amount of a short sale is recorded as a liability which is marked to fair value daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. The Company will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position). The Company is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Company. The Company designates collateral consisting of liquid assets sufficient to collateralize the fair value of short positions.

6. Due from Broker:

As of December 31, 2008, cash due from broker represents monies pledged as collateral for short positions and forward foreign currency contracts. Interest is earned on credit balances maintained at the broker. Forward currency contracts are valued based upon quoted market prices. It is the Company's policy to not offset fair value amounts recognized for forward currency contracts executed with the same counterparty.

7. Subsequent Event:

As of December 31, 2008, the Company was below the 200% asset coverage test required by the 1940 Act. However, on January 15, 2009, the Company paid down $30,000,000 of the Notes which brought the Company back into compliance at that date.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of York Enhanced Strategies Fund, LLC.:

We have audited the accompanying statement of assets and liabilities of York Enhanced Strategies Fund, LLC. (the Fund), including the portfolio of investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from November 17, 2005 to December 31, 2005 were audited by another independent registered public accounting firm, whose report, dated March 13, 2006, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian, counterparties and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of York Enhanced Strategies Fund, LLC at December 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 30, 2009

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2008 (Unaudited)

Director & Officer Information

Independent Directors:

Name, Date of Birth and Address of Director	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Director	Other Directorships Held
David B. Meltzer, Born March, 1960 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Audit Committee	Since 2007	Mr. Meltzer has served as Senior Vice President for International Services for the American Red Cross since July 2005, with overal responsibility for international disaster response activities, international devlopment programs and various international policy matters. Prior thereto, Mr. Meltzer held various positions at Intelsat Global Services Corporation, including serving as general counsel.	1	Mr. Meltzer serves on the Board of Directors of Terrestar Corporation.

Newton P.S. Merrill, Born November, 1939 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and Chairman, Chairman of the Audit Committee and member of the Valuation Committee	Since 2005	Mr. Merrill is currently retired. From 1994 to 2003, he was a Senior Executive Vice President of The Bank of New York responsible for Asset Management and Private Client Services.	1	Director — BNY/Ivy Multi-Strategy Hedge Fund of Funds LLC (registered fund of funds); National Integrity Life Insurance Company. Member of the advisory board for Freeman & Co. Trustee and Chairman — The Museum of the City of New York. Trustee — Woods Hole Oceanographic Institution; The Connecticut River Museum.

Robert I. Choi, Born November, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Audit Committee	Since 2005	Mr. Choi is currently the managing partner of The Heritage Group, a family company. From 1997 to 2004, Mr. Choi was a managing director for Orion Capital Partners, a fund of funds and a hedge fund.	1	Mr. Choi currently serves on the advisory committees of the Starwood Global Opportunity Fund VII and Moelis Capital Partners Opportunity Fund I.

Interested Directors:

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Valuation Committee	Since 2005	Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer.	1	Mr. Weber currently serves on the Board of Directors of iStar Financial Inc.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2008 (Unaudited)

Director & Officer Information (Continued)

Officers:

Name, Date of Birth and Address of Executive Officer	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
James G. Dinan, Born May, 1959 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Executive Officer	Since 2005	Mr. Dinan founded York Capital in 1991 and is the Chief Executive Officer of York Capital and is its senior managing member.

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	President	Since 2005	Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William a.m. Burden & Co., L.P., most recently as its President and Chief Executive Officer.

Adam J. Semler, Born July, 1964 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Financial Officer and Secretary	Since 2005	Mr. Semler joined York Capital in November 1995 and is the Chief Financial Officer and member of the managing partner of York Capital.

Mark D. Schein, Born October, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Compliance Officer	Since 2005	Mr. Schein joined York Capital in January 2005 and is the Chief Compliance Officer of York Capital. From 2001 to 2004, he worked at U.S. Trust Company and Schwab Capital Markets in their compliance departments.

  *  Each Director and Officer serves an indefinite term, until his or her successor is elected.

    Additional information about the Company's Directors can be found in the Company's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Company collect at (212) 300-1300. You may also retrieve this information on-line at the Securities and Exchange Commission's website at "http://www.sec.gov".

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2008 (Unaudited)

Federal Tax Information

Certain tax information for the Company is required to be provided to shareholders based upon the Company's income and distributions for the taxable year ended December 31, 2008. The information and distributions reported in this report may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ended December 31, 2008 will be received under separate cover.

The percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2008 was 3.67%.

For the fiscal year ended December 31, 2008, certain dividends paid by the Company may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of ordinary income distributions treated as qualified dividends for the fiscal year ended December 31, 2008 was 3.81%.

For the fiscal year ended December 31, 2008, the amount that the Company designated as ordinary distributions paid from qualified interest income and short-term capital gains were $24,294,170 and $350,838, respectively.

For the fiscal year ended December 31, 2008, the Company designated as long-term capital gains dividends the amount of $2,621,547.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2008

Investment Advisory Agreement Renewal (Unaudited)

In renewing the Investment Management Agreement (the "Agreement"), the members of the Board of Directors (the "Directors") considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Company. In this connection, the Directors considered factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Company by the Investment Manager (the "Manager"), (2) the performance of the other funds managed by affiliates of the Manager, and (3) the level of compensation of other investment managers that manage portfolios similar to the Company's.

The Directors deliberated on the merits of approving the Agreement and, among other things, received information from the Manager regarding the factors set forth above and met with senior representatives of the Manager. In that connection, the Board received and primarily considered the most current information available at the time of the meeting. The independent members of the Board of Directors (the "Independent Directors") received guidance relating to the legal standards applicable to their consideration of the Agreement.

The Independent Directors, in examining the nature, extent and quality of the services to be provided by the Manager, considered the experience of the affiliates of the Manager in serving as investment managers for other funds managed by them. The Independent Directors considered the responsibilities of the Manager to the Company. In particular, the Independent Directors considered that the Manager is responsible for the selection of investments for and the overall monitoring of the portfolio of investments, oversight of compliance with portfolio policies and objectives, compliance with debt covenants, and implementation of Directors' directives as they relate to the portfolio of investments. The Independent Directors also considered that the Manager has been and will continue to be responsible for making all investment decisions on behalf of the Company, placing all orders for the purchase and sale of investments for the Company with brokers or dealers, and performing related administrative functions, such as proxy voting, valuations, recordkeeping, oversight of the calculation of the net asset value and the preparation of the semi-annual and annual reports and tax returns, and managing expenses for the Company.

The Independent Directors met with the Manager to discuss the basis of the management fee. Specifically, the fee of another comparable fund not managed by the Manager was discussed in detail. In addition, management fees paid by other funds and in connection with other arrangements that were similar to the Company were discussed.

The Independent Directors also considered the intention of the Manager to not engage in soft dollar transactions.

Based on these considerations, the Independent Directors were satisfied that the Company was reasonably likely to continue to benefit from the nature, quality and extent of the Manager's services, and that the compensation, including any direct or indirect benefits derived by them and their respective affiliates, was reasonable. Based on the foregoing, the Independent Directors at a meeting held in person called for the purpose of, among other things, voting for such approval, unanimously approved the renewal of the Agreement with respect to the Company.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2008

Reporting to Shareholders (Unaudited)

The Company provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 70 days of the end of the Company's second and fourth fiscal quarters by filing the reports electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. The Company also delivers the semi-annual and annual reports to shareholders. The Company also files a complete schedule of portfolio holdings with the SEC for the Company's first and third fiscal quarters on Form N-Q. The Company does not deliver the reports for the first and third fiscal quarters to shareholders. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC- 0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures & Proxy Voting Record (Unaudited)

A copy of (1) the Company's policies and procedures with respect to the voting of proxies relating to the Company's portfolio securities; and (2) how the company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling collect (212) 300-1300 or by accessing the SEC's website at www.sec.gov. The Company's proxy voting history is also available on Form N-PX, which can be found by accessing the SEC's website at www.sec.gov.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics. The Registrant will provide to any person without charge, upon written or oral request, a copy of its code of ethics, as amended. Requests should be directed to:  York Enhanced Strategies Management, LLC, Attention: Mark D. Schein, Chief Compliance Officer, 767 Fifth Avenue, 17th Floor, New York, New York 10153, telephone number: (212) 300-1300.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Although the Registrant believes that each of the members of its Audit Committee has sufficient knowledge of accounting principles and financial statements to serve on the Audit Committee, the Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its Audit Committee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were approximately $205,700 for fiscal year 2007 and approximately $349,000 for fiscal year 2008.

(b) Audit-Related Fees. There were no fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were approximately $20,000 for the fiscal year 2007 and approximately $22,000 for fiscal year 2008.

(d) All Other Fees. None.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows:

The Audit Committee pre-approves the engagement of the auditor to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. Each of the Audit Committee’s members have the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are (1) those services that only the independent auditor reasonably can provide, (2) services that normally would be provided by the accountant in connection with statutory and regulatory filings and engagements, such as comfort letters, statutory audits, attest services and consents and assistance with, and review of, documents filed with the SEC, and (3) services performed to fulfill the independent auditor’s responsibility under generally accepted auditing standards.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the rules of the SEC and the PCAOB on auditor independence. With respect to each proposed pre-approved service, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

(e)(2) All services related to the fees described in (b) and (c) above were approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were approximately $20,000 for fiscal year 2007 and $22,000 for fiscal year 2008.

(h) The Registrant’s independent auditors did not provide any non-audit services to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included in the Annual Stockholder Report in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted policies and procedures to govern how it will vote proxies relating to securities held by it as investments.

It is the policy of the Registrant that each corporate proxy statement will be reviewed by at least one member of the investment committee of the Registrant (the “Investment Committee”) or its designee. A copy of each proxy statement received by the Registrant will be kept on file.

The Registrant will vote proxies in accordance with the determination of the Investment Committee or its designee of what outcome is in the best interest of the Registrant. The Investment Manager’s accounting department will keep a record of each vote and a brief explanation for the vote for a period of six years. The Chief Compliance Officer of the Registrant will periodically review this process to ensure that the proxies are being voted and that a record of each vote is maintained.

Any voting of proxies is subject to any restrictions set forth in the agreements to which the Registrant is a party. With respect to shareholder governance, covenants, social issues and other votes, the Investment Committee should consider each of these votes and issues individually in order to determine its position on a case by case basis. The Investment Committee is authorized to, on occasion, delegate, pursuant to its approved voting procedures, the right to vote on particular issues.

The Investment Committee shall seek to identify conflicts it or the Registrant may have in voting proxies. In the event of a conflict, the Investment Manager will either: (i) abstain from voting if the vote is not likely to be affected; (ii) retain a disinterested third party adviser to advise on the vote; (iii) vote the shares in proportion to other “yes” and “no” votes received by the issuer; (iv) vote the shares as directed by the Registrant’s committee of independent directors; or (v) take such other actions, as may be appropriate in the particular context.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

The Investment Manager through the Investment Committee, which is comprised of James G. Dinan, Daniel A. Schwartz and Alan H. Cohen, manage the day-to-day management of the Registrant’s investments. The Investment Committee reviews and discusses the purchase and sale of Registrant investments. Any purchase or sale of any Registrant investment must be approved in advance by at least one member of the Investment Committee. All members of the committee have equal authority. Consequently, there are no individual roles of Investment Committee members. The following information about the members of the Investment Committee is as of the date of this report.

JAMES G. DINAN. Jamie founded York in September 1991 and is the Chairman, Chief Executive Officer and a managing partner of York Capital Management (the “Firm”). He is also the Co-Portfolio Manager of the York Multi-Strategy funds. From 1985 to 1991, he worked at Kellner, DiLeo & Co., where he became a General Partner and was responsible for investing in risk arbitrage and special situation investments, including distressed securities, high yield bonds and short selling. From 1981 to 1983, Jamie was an investment banker at Donaldson, Lufkin & Jenrette, Inc., where he was involved in a broad range of corporate finance and merger and acquisition activities. Jamie currently is the Chairman of the Board of Trustees of the Museum of the City of New York. He is also a member of the Board of Directors of the Christopher and Dana Reeve Foundation and a member of the Wharton Undergraduate Executive Board at the University of Pennsylvania. Jamie received a B.S. in Economics, summa cum laude, from the Wharton School of the University of Pennsylvania and an M.B.A. from the Harvard Business School.

DANIEL A. SCHWARTZ. Dan joined York Capital in March 1993 and is the Chief Investment Officer and a managing partner of the Firm. He is also the Portfolio Manager of the York Select funds and the Co-Portfolio Manager of the York Multi-Strategy funds. From 1990 to 1993, he worked as an Associate at Morgan Stanley & Co., Inc., spending two years in the Investment Banking Group and one year in the Global Equity Derivatives Group. Dan is currently a member, in his capacity as a York employee, of the Investment Committee of Arch Bay Capital, LLC and is currently is a member of the Board of Trustees of the REITS division of Yeshiva University. Dan received a B.A., magna cum laude, from Yeshiva University and an M.S. in Industrial Engineering from Columbia University.

ALAN H. COHEN. Alan joined York Capital in March 1998 and is a Senior Managing Director and a partner of the Firm. He is also the Portfolio Manager of the York Credit Opportunities funds. From 1996 to 1998, he worked as a Vice President and Analyst for Franklin Mutual Advisers Inc. For the two years prior, Alan was a Director in the High Yield Trading Group at Smith Barney Holdings Inc. From 1991 to 1994, he was a Vice President at Donaldson, Lufkin & Jenrette, Inc., where he traded high yield and distressed bonds. For the five years prior, Alan was a Vice President at Goldman, Sachs & Co., where he analyzed and traded high yield bonds. Alan currently is a member of the Board of Directors, in his capacity as a York employee, of the Hundred Acre Group, LLC. Alan received a B.S. in Economics from the Massachusetts Institute of Technology and an M.B.A. from the Harvard Business School.

Except for the Registrant, the Investment Manager does not manage any other registered investment companies. Affiliates of the Investment Manager serve as investment managers for over ten investment vehicles, which are hedge funds. The assets under management (“AUM”) for these funds is in excess of $13 billion in the aggregate. An affiliate of the Investment Manager also serves as investment manager for two managed accounts, and the AUM for these managed accounts is approximately $350 million in the aggregate (together with the hedge funds, the “Unregistered Funds”).

The Investment Manager is an affiliate of JGD Management Corp., which does business under the name “York Capital Management.”  The Investment Manager shares personnel, office space, facilities and systems with JGD Management Corp. JGD Management Corp. is a registered investment adviser and provides administrative and investment advisory services to the investment vehicles described in the previous paragraph, including the Registrant (collectively, the “Funds”).

Where permitted by applicable laws and the governing instruments of the relevant Funds, the Investment Manager and its affiliates may purchase securities or other assets for the Registrant and the Unregistered Funds in which more than one Fund holds the same securities or other assets and the affiliates of the principals may also purchase the same securities or other assets, subject to compliance with the Investment Manager’s and the Registrant’s codes of ethics.

The Investment Manager and its affiliates believe that, in certain circumstances, it may be in the best interests of the Registrant to be able to co-invest with the Unregistered Funds to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations permit registered investment companies, such as the Registrant, to co-invest with unregistered funds, such as the Unregistered Funds, that are affiliated with the Investment Manager in publicly traded securities and in private placements where (i) the Investment Manager negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights, and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). However, current SEC regulations and interpretations do not permit co-investment in private placements where the Investment Manager negotiates non-pricing terms such as covenants, collateral and management rights.

Buying or Selling Securities the Investment Manager Recommends to Clients or Purchases for Client Accounts.

The Investment Manager, its affiliates, and their respective personnel, may invest in the Funds, and in securities or other assets in which the Funds or other clients invest, subject to applicable law and the codes of ethics of the Registrant and of the Investment Manager.

Persons subject to the Registrant’s and the Investment Manager’s code of ethics are subject to, among other things, various restrictions relating to the buying or selling of securities. These restrictions include pre-authorization and disclosure requirements, restrictions on short term trading and general prohibitions on transactions in securities in certain circumstances, including:

•                                          when in possession of inside information;

•                                          transactions in securities of issuers on the Investment Manager’s restricted list or during specified blackout periods;

•                                          transactions in securities at a time when the employee intends, or know of another employee’s intention, to purchase or sell that security or an equivalent security on behalf of a Fund or other advisory client;

•                                          transactions in securities in which the Investment Manager is placing a transaction on behalf of a Fund or other client within a certain number of business days of such order being placed by Investment Manager for the Fund or other client account; and

•                                          acquisition of securities in initial public offerings.

There are also restrictions on the acquisition by persons subject to the Registrant’s and the Investment Manager’s code of ethics in private placements, which acquisitions require the prior written approval by Investment Manager’s Chief Compliance Officer and the satisfaction of certain conditions. The code of ethics also addresses the fiduciary duties expected of the persons subject to the code of ethics, including confidentiality obligations, gift and corporate opportunity policies and restrictions on outside business activities.

The Investment Manager has in place procedures to identify conflicts it may have in voting proxies. In the event of a conflict, the Investment Manager may either:  (a) abstain from voting if the vote is not likely to be affected; (b) retain a disinterested third party adviser to advise on the vote; (c) vote the shares in proportion to other “yes” and “no” votes received by the issuer; (d) in the case of the Registrant, vote the shares as directed by a committee of independent directors; or (e) take such other actions, as may be appropriate in the particular context.

The Investment Manager serves as an investment adviser solely to the Registrant. The Registrant imposes minimum investment limits upon investors in the Registrant that can be waived in certain circumstances. Generally, the minimum investment permitted in the Registrant is $10 million.

Allocation of Limited Investment Opportunities

The Investment Manager and the related companies will agree on the allocation of investment opportunities, prior to the placement of any order or batch or block trade, on which Funds will receive portions of the order or trade. In most instances the orders or trades will be allocated in approximate proportion to the size of each of the Funds. The allocation may vary depending upon the different objectives, methodologies, investment strategies and restrictions applicable to each Fund. The allocation may also vary depending upon decisions made by the portfolio manager principally responsible for any particular Fund. For example, a portfolio manager responsible for an investment idea may request a larger allocation of a securities purchase than the proportional size of the particular Fund for which he is principally responsible. Or, a portfolio manager might indicate a lack of interest in a securities purchase initiated by another portfolio manager and may reduce or exclude any allocation of it for the particular Fund for which he is principally responsible. If there are any disagreements concerning any such allocations, and a portfolio manager wants more or less of an allocation than would result from prorating the allocation based on Fund size, and the disagreement cannot be resolved, James G. Dinan and/or Daniel A. Schwartz shall resolve the disagreement with respect to the allocation. Mr. Dinan and Mr. Schwartz, the senior investment professionals, continually monitor and review all of the holdings of all the Funds. In the case of privately placed securities in which the Registrant makes an investment, the Investment Manager will follow the procedures and conditions that are consistent with applicable laws and the rules, regulations and interpretations of such laws.

Investment Committee Compensation

All three members of the Investment Committee are portfolio managers and partners of York Capital Management. All receive a base salary of approximately $300,000 per year. In addition, as partners, all share in the net profits of the firm.

Beneficial Ownership of the Company by the Investment Committee Members

James G. Dinan and Daniel Schwartz each own over $1 million of Common Stock of the Company. Alan Cohen owns approximately $215,000 of Common Stock of the Company.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective (except as noted below), as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely. Registrant’s management concluded that there were material weaknesses in the Registrant’s internal control over financial reporting. The nature of the material weaknesses consisted of the Registrant not maintaining proper documentation as stated in its valuation policies and procedures for investments in securities not traded in active markets.  As a result, material adjustments were made to the Registrant’s financial statements as of December 31, 2008, prior to their filing. The effects of the adjustments on the current year’s financial statements were to decrease investments in securities, at value and to increase the net realized and unrealized losses on investments. Additionally, adjustments were made to the per share amount for net realized and unrealized losses on investments and the end of period net asset value per share reported in the financial highlights for the current year.

(b) There have been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to affect, the Registrant’s internal control over financial reporting. However, subsequent to December 31, 2008, remediation steps have been taken to enhance the Registrant’s internal controls over financial reporting to address the control weaknesses detailed above. The remediation steps include the formation of a review group to ensure proper documentation for all investments, which is then signed off on by a portfolio manager and the Chief Financial Officer.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) None

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

York Enhanced Strategies Fund, LLC

By:	/S/ Jeffrey A. Weber

Name: Jeffrey A. Weber
Title: President

Date: August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ James G. Dinan

Name: James G. Dinan
Title: Chief Executive Officer (principal executive officer)

Date: August 25, 2009

By:	/S/ Adam J. Semler

Name: Adam J. Semler
Title: Chief Financial Officer and Secretary (principal financial officer)

Date: August 25, 2009